EXHIBIT 10.1
                                                                    ------------



                                SECOND AMENDMENT


         SECOND AMENDMENT, dated as of June 20, 2000 (this "Amendment"), to the Second Amended and Restated Credit Agreement, dated as of September 4, 1998 (as amended by the Amendment dated as of February 23, 1999, the "Credit Agreement"), among (i) BOSTON SCIENTIFIC CORPORATION, a Delaware corporation (the "Borrower"), (ii) the several banks and other financial institutions from time to time parties thereto (the "Lenders"), (iii) ABN AMRO BANK N.V., a Dutch banking corporation, BANK OF AMERICA, N.A. (f/k/a Bank of America National Trust and Savings Association), a national banking association, and BARCLAYS BANK PLC, a banking corporation organized under the laws of England, as Syndication Agents (each in such capacity, a "Syndication Agent", and collectively, the "Syndication Agents"), (iv) CHASE SECURITIES INC., as Arranger (in such capacity, the "Arranger") and as Book Manager (in such capacity, the "Book Manager") and (v) THE CHASE MANHATTAN BANK, a New York banking corporation, as administrative agent for the Lenders hereunder (in such capacity, the "Administrative Agent").


                              W I T N E S S E T H:
                               -------------------


         WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make certain extensions of credit to the Borrower;

         WHEREAS, the Borrower and Lenders have agreed to increase the aggregate Multicurrency Commitments under the Credit Agreement in the manner provided for in this Amendment; and

         WHEREAS, the Majority Lenders have consented to this Amendment and have authorized the Administrative Agent to execute this Amendment;

         NOW, THEREFORE, the parties hereto hereby agree as follows:

         I. Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

         II.      Amendments to Credit Agreement.


         1. Section 2.10. Clause (b) of Section 2.10 is hereby amended by replacing "$100,000,000" with "$300,000,000."

         2. Schedule I. Schedule I of the Credit Agreement is hereby amended by deleting it in its entirety and inserting in lieu thereof the amended Schedule I as set forth in Annex A attached hereto.

         III. Conditions to Effectiveness. This Amendment shall become effective as of the date hereof on the date (the "Amendment Effective Date") on which the Borrower and the Administrative Agent shall have executed and delivered to the Administrative Agent this Amendment.

         IV.      General.

         1. Representation and Warranties. To induce the Administrative Agent to enter into this Amendment, the Borrower hereby represents and warrants to the Administrative Agent and all of the Lenders as of the Amendment Effective Date that:

         (a)      Corporate Power; Authorization; Enforceable Obligations.

         (1) The Borrower has the corporate power and authority, and the legal right, to make, deliver this Amendment and to perform the Loan Documents, as amended by this Amendment, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment and the performance of the Loan Documents, as so amended.

         (2) No consent or authorization of, approval by, notice to, filing with or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the execution and delivery of this Amendment or with the performance, validity or enforceability of the Loan Documents, as amended by this Amendment.

         (3) This Amendment has been duly executed and delivered on behalf of the Borrower.

         (4) This Amendment and each Loan Document, as amended by this Amendment, constitutes a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting the enforcement of creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

         (b) Representations and Warranties. The representations and warranties made by the Borrower in the Loan Documents (other than in Section 5.2 and 5.6 of the Credit Agreement) are true and correct in all material respects on and as of the Amendment Effective Date, after giving effect to the effectiveness of this Amendment, as if made on and as of the Amendment Effective Date, except as otherwise disclosed in the most recent filings by the Borrower with the Securities and Exchange Commission.

         2. Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and reasonable expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Agent.

         3. No Other Amendments; Confirmation. Except as expressly amended, modified and supplemented hereby, the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect.

         4. Governing Law; Counterparts. (a) This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

         (b) This Amendment may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                    BOSTON SCIENTIFIC CORPORATION


                                    By:
                                         ------------------------------
                                             Name:
                                             Title:


                                    THE CHASE MANHATTAN BANK,
                                      as Administrative Agent


                                    By:
                                          -----------------------------

                                             Name:
                                             Title: